Exhibit 99.1 Gray Television, Inc. Investor Presentation NYSE:GTN May 2021 Updated for March 31, 2021 Financial Information 4370 Peachtree Road, NE, Atlanta, GA 30319 | P 404.504.9828 | F 404.261.9607 | www.gray.tv 0Exhibit 99.1 Gray Television, Inc. Investor Presentation NYSE:GTN May 2021 Updated for March 31, 2021 Financial Information 4370 Peachtree Road, NE, Atlanta, GA 30319 | P 404.504.9828 | F 404.261.9607 | www.gray.tv 0

GRAY TELEVISION, INC. Leading the Industry with the Highest Quality Portfolio of Local Television Stations Financial data reflects results “as reported” except where “Combined Historical Basis” (or “CHB”) is noted. Revenue is presented net of agency commissions. Ratings data derived from Comscore, Inc. (“Comscore”). ”Completed Transactions” includes all acquisitions or dispositions completed as of December 31, 2020. See Glossary at end for definitions. If Appendix is not included, see full presentation located at www.gray.tv for Non-GAAP Reconciliations. 1GRAY TELEVISION, INC. Leading the Industry with the Highest Quality Portfolio of Local Television Stations Financial data reflects results “as reported” except where “Combined Historical Basis” (or “CHB”) is noted. Revenue is presented net of agency commissions. Ratings data derived from Comscore, Inc. (“Comscore”). ”Completed Transactions” includes all acquisitions or dispositions completed as of December 31, 2020. See Glossary at end for definitions. If Appendix is not included, see full presentation located at www.gray.tv for Non-GAAP Reconciliations. 1

Gray Announces Two Acquisitions TV markets reaching 113 36% US TVHH Transforming It Markets with #1/#2 89% Ranked Stations Into the Nation’s Second Largest Broadcaster 2 2Gray Announces Two Acquisitions TV markets reaching 113 36% US TVHH Transforming It Markets with #1/#2 89% Ranked Stations Into the Nation’s Second Largest Broadcaster 2 2

Gray Television’s New National Footprint 3 3Gray Television’s New National Footprint 3 3

Two Excellent Acquisitions February 1: Gray to Acquire Quincy Media (1) Combination Highlights ▪ On February 1, 2021, Gray announced its acquisition of Quincy Media, Inc. for $925 million in cash. On April 29, 2021, Gray announced the divestiture of 10 of Quincy’s stations in seven overlap markets to Allen ▪ 79 #1 Rated TV Stations Media Broadcasting, LLC for $380 million. ▪ Acquisition to add 8 new markets, each with the #1 or #2 ranked ▪ $3.1 Billion in 2019/2020 CHB television station. Closing expected in Q3 2021, following expected receipt Blended Revenue of regulatory and other approvals ▪ Combined Quincy + Meredith ▪ Purchase price represents a multiple of 6.9x ’19/’20 EBITDA including $23 million of expected year-1 annualized synergies. is anticipated to be approximately 50% accretive to blended 2021/2022 FCF May 3: Gray to Acquire Meredith Local Media Group (2) ▪ Highest CHB OCF / TVHH in the Industry ▪ On May 3, 2021, Gray announced its agreement to acquire Meredith Corporation’s Local Media Group for $2.7 billion in cash. Gray will divest ▪ Both transactions announced one of its currently owned television stations in the companies’ only Souan rce: d C eoxp mpe an ct ye fd ili t ngo s, cl Nio ese lsenin an d 2 021 overlap market. Comscore (1) Gives effect to all other pending ▪ Acquisition to add 11 new markets, including the #1 or #2 ranked acquisitions and required regulatory television station in 8 markets. Closing expected in Q4 2021, following divestitures (2) Combined Historical Basis Operating receipt of regulatory and other approvals. Cash Flow as defined in the Senior Credit Agreement is equivalent to the ▪ Purchase price represents a multiple of 7.9x ’19/’20 operating cash flow presentation of Adj. EBITDA including $55 million of expected year-1 annualized synergies. 4Two Excellent Acquisitions February 1: Gray to Acquire Quincy Media (1) Combination Highlights ▪ On February 1, 2021, Gray announced its acquisition of Quincy Media, Inc. for $925 million in cash. On April 29, 2021, Gray announced the divestiture of 10 of Quincy’s stations in seven overlap markets to Allen ▪ 79 #1 Rated TV Stations Media Broadcasting, LLC for $380 million. ▪ Acquisition to add 8 new markets, each with the #1 or #2 ranked ▪ $3.1 Billion in 2019/2020 CHB television station. Closing expected in Q3 2021, following expected receipt Blended Revenue of regulatory and other approvals ▪ Combined Quincy + Meredith ▪ Purchase price represents a multiple of 6.9x ’19/’20 EBITDA including $23 million of expected year-1 annualized synergies. is anticipated to be approximately 50% accretive to blended 2021/2022 FCF May 3: Gray to Acquire Meredith Local Media Group (2) ▪ Highest CHB OCF / TVHH in the Industry ▪ On May 3, 2021, Gray announced its agreement to acquire Meredith Corporation’s Local Media Group for $2.7 billion in cash. Gray will divest ▪ Both transactions announced one of its currently owned television stations in the companies’ only Souan rce: d C eoxp mpe an ct ye fd ili t ngo s, cl Nio ese lsenin an d 2 021 overlap market. Comscore (1) Gives effect to all other pending ▪ Acquisition to add 11 new markets, including the #1 or #2 ranked acquisitions and required regulatory television station in 8 markets. Closing expected in Q4 2021, following divestitures (2) Combined Historical Basis Operating receipt of regulatory and other approvals. Cash Flow as defined in the Senior Credit Agreement is equivalent to the ▪ Purchase price represents a multiple of 7.9x ’19/’20 operating cash flow presentation of Adj. EBITDA including $55 million of expected year-1 annualized synergies. 4

Combined Company Snapshot

($ in Millions)	Gray + Quincy [(1)]	Meredith Local Media Group (RemainCo)	Gray + RemainCo	Pro Forma Impact
Financial Profile				
2019 / 2020 CHB Blended Net Revenue	$2,372	$770	$3,141	⬆ 32%
2019 / 2020 CHB Blended OCF	$889	$286	$1,230 [(2)]	⬆ 38%
% Margin	*37%*	*37%*	*39%*	
Scale				
Markets	101	12	113	⬆ 12%
Gross TV Household Reach	25.0%	11.2%	36.2%	
Asset Quality				
Markets with #1 / #2 Ranked Stations	93	8	101	⬆ 9%
2018 CHB Political Revenue	$262	$135	$397	⬆ 52%
2020 CHB Political Revenue	$473	$219	$692	⬆ 46%
2020 CHB Gross Retransmission Revenue	$904	$366	$1,270	⬆ 41%

Big 4 Network Affiliated Channels


FOX
NBC
27
59
29
57
FOX
NBC
1
5
7
1
FOX
NBC
32
60
30
64

Source: Nielsen and Comscore
Note: RemainCo financial information compiled from unaudited financial statements of Local Media Group
(1) Pro forma for the divestiture of Quincy's seven overlap markets and Gray's station in Flint, MI; includes $23 million of synergies
(2) Includes $55 million of synergies

5

Gray Will be the Second Largest TV Broadcast Group with the Highest Quality Assets

2019 / 2020 CHB Blended Adj. EBITDA(1)



$1,837
$1,230
$959
$925
$889
$660
$435
$320
$286
$180

TV Broadcast Affiliate Group Owners	Nexstar	Gray + RemainCo[2]	Sinclair (TV)	TEGNA	Gray + Quincy[3]	Scripps	Hearst[4]	Cox Media Group - TV[4]	Meredith Local Media Group (RemainCo)	Graham (TV)[5]
Financial										
Adj. EBITDA / TVHH	$24.5	$28.1	$20.5	$19.4	$29.4	$7.6	$19.3	$20.4	$21.2	$21.4
Operational										
Markets	115	113	87	52	101	76	26	20	12	6
# 1 Rated Stations	28	79	18	12	76	9	9	4	3	2
% Markets with #1 Rated Stations	*24%*	*70%*	*21%*	*23%*	*75%*	*12%*	*35%*	*20%*	*25%*	*33%*
Markets with #1 / #2 Rated Stations	68	101	49	30	93	14	17	8	8	4
% Markets with #1 / #2 Rated Stations	*59%*	*89%*	*56%*	*58%*	*92%*	*18%*	*65%*	*40%*	*67%*	*67%*
% Nielsen TVHH	*62%*	*36%*	*39%*	*39%*	*25%*	*72%*	*19%*	*13%*	*11%*	*7%*

Source: Company filings, Wall Street research, BIA Investing in Television Market Report, Nielsen and Comscore
Note: Dollars in millions, except Adj. EBITDA / TV household; RemainCo financial information compiled from unaudited financial statements of Local Media Group
(1) Adj. EBITDA for Gray is Operating Cash Flow as defined in the Senior Credit Agreement
(2) Includes $55 million of synergies
(3) Pro forma for the divestiture of Quincy's seven overlap markets and Gray's station in Flint, MI; includes $23 million of synergies
(4) EBITDA estimates are derived from 2019 BIA revenue and extrapolate '19A/'20E based on peer revenue growth and average peer EBITDA margin
(5) Based on 2020 broadcast revenue of $525 million and extrapolated based on estimated television peer revenue growth and '19A/'20A EBITDA margin for Graham's broadcast segment

6

An Industry Leading Power The following data is for Gray Television, Inc. BEFORE giving effect to the pending Quincy and Meredith Acquisitions. 7 7An Industry Leading Power The following data is for Gray Television, Inc. BEFORE giving effect to the pending Quincy and Meredith Acquisitions. 7 7

Diversified Revenue Approximate Advertising 2020 Revenues Revenue Contributions 2019-2020 3% 3% 9% Local Local News National Network Prime 13% 32% Political 3% Network News 50% 36% 9% Network Sports Retransmission 8% Syndication Production Companies 16% 18% Other Other-TV Stations 2020 Big 4 2020 2020 Affiliates Revenues Broadcast Cash Flow All Others All Others 8% 8% 25 9% 10% 37% 55 36% 28 15% 14% 52 32% 31% 8Diversified Revenue Approximate Advertising 2020 Revenues Revenue Contributions 2019-2020 3% 3% 9% Local Local News National Network Prime 13% 32% Political 3% Network News 50% 36% 9% Network Sports Retransmission 8% Syndication Production Companies 16% 18% Other Other-TV Stations 2020 Big 4 2020 2020 Affiliates Revenues Broadcast Cash Flow All Others All Others 8% 8% 25 9% 10% 37% 55 36% 28 15% 14% 52 32% 31% 8

Well Positioned for Political Revenue

Gray's Local News Stations Serve the Most Competitive Political Areas

2021 Gubernatorial Races (2)
Gray Stations in 4 VA markets.

2022 Gubernatorial Races (37)
Gray stations in 28 states: AK, AL, AR, AZ, CO, FL, GA, HI, IA, ID, IL, KS, ME, MI, MN, NE, NH, NY, NV, OH, OK, SC, SD, TN, TX, VT, WI, WY

2022 US Senate Races (34)
Gray stations in 27 states: AK, AL, AR, AZ, CO, FL, GA, HI, IA, ID, IL, IN, KS, KY, LA, MO, NC, ND, NY, OH, OK, VT, NH, NV, SC, SD, WI

2022 House Races
All Districts, All Markets



Political Revenue Per TV Household
$9.63
$8.80
$17.57
2016
2018
2020

Revenue per company filings shown in millions of dollars. TV Household estimates from Comscore. Gray data for 2016 is CHB for all transactions completed as of 12/31/16 and Gray data for 2018 is CHB for all transactions completed as of 12/31/19.



Political Advertising Revenue
$186
$31
$235
$68
$430
2016 CHB
2017 CHB
2018 CHB
2019 CHB
2020
In Millions

Gray data is CHB for all transactions completed as of 12/31/19.

9

Strong Network and Distribution Positions MVPD Subscribers Year-End Retransmission Revenue ($ in millions) Renewal Retransmission Revenue Schedule Retransmission Expense (“Reverse Comp.”) Retransmission Revenue net of Expense 55% - 2020 $1,000 (and 2023) $867 $867 25% - 2021 $796 $799 (and 2024) $800 $677 20% - 2022 (and 2025) 496 496 $600 420 422 $540 351 $444 2021 $400 $355 282 $277 206 165 $201 136 $200 $152 376 377 371 371 326 98 258 $75 70 238 190 2022 20 141 103 82 55 $0 2014 2015 2016 2017 2018 2019 2020 2016 2017 2018 2019 2020 CHB As Reported 2023 10Strong Network and Distribution Positions MVPD Subscribers Year-End Retransmission Revenue ($ in millions) Renewal Retransmission Revenue Schedule Retransmission Expense (“Reverse Comp.”) Retransmission Revenue net of Expense 55% - 2020 $1,000 (and 2023) $867 $867 25% - 2021 $796 $799 (and 2024) $800 $677 20% - 2022 (and 2025) 496 496 $600 420 422 $540 351 $444 2021 $400 $355 282 $277 206 165 $201 136 $200 $152 376 377 371 371 326 98 258 $75 70 238 190 2022 20 141 103 82 55 $0 2014 2015 2016 2017 2018 2019 2020 2016 2017 2018 2019 2020 CHB As Reported 2023 10

Successful Digital Ventures

RECORD BREAKING GROWTH FOR GRAY'S PLATFORM IN 2020 OVER 2019:

- ↑ 2020 SESSIONS: +24%
- ↑ 2020 VIDEO PLAYS: +13%
- ↑ 2020 USERS: +37%
- ↑ 2020 PAGE VIEWS: +13%

1.1 BILLION MONTHLY AGGREGATE USERS IN 2020

OVER 1,000 CHANNELS STREAMED ACROSS ALL PLATFORMS

Gray's in-house Digital Agency Servicing over 2,200 campaigns monthly. With a suite of 15+ products and service offerings.

PREMION — ONE SOLUTION. EVERY ADVANTAGE.

Premion delivers brand-safe CTV and OTT impressions at scale, with full transparency for advertisers, across 125+ premium networks.

VUit — LIVE · LOCAL · FREE

Provides a free, ad-supported national streaming service with live and on-demand video streaming channels, with both local and unique programming.

11

Consistent Growth (As Reported Basis) ($ in millions) Revenue Net Income 754% 369% $450 $410 $3,000 $400 $2,381 $2,500 $350 $2,122 $300 $2,000 $262 $250 $211 $1,500 $179 $200 $1,084 $883 $812 $1,000 $150 $597 $508 $100 $62 $48 $500 $39 $50 $0 $0 2014 2015 2016 2017 2018 2019 2020 2014 2015 2016 2017 2018 2019 2020 712% Total Stockholders’ Equity Operating Income 388% $2,000 $752 $800 $1,753 $1,800 $700 $1,464 $1,600 $600 $1,400 $1,187 $478 $500 $1,200 $993 $389 $1,000 $400 $291 $800 $300 $234 $493 $600 $429 $154 $200 $140 $400 $216 $100 $200 $0 $0 2014 2015 2016 2017 2018 2019 2020 2014 2015 2016 2017 2018 2019 2020 12Consistent Growth (As Reported Basis) ($ in millions) Revenue Net Income 754% 369% $450 $410 $3,000 $400 $2,381 $2,500 $350 $2,122 $300 $2,000 $262 $250 $211 $1,500 $179 $200 $1,084 $883 $812 $1,000 $150 $597 $508 $100 $62 $48 $500 $39 $50 $0 $0 2014 2015 2016 2017 2018 2019 2020 2014 2015 2016 2017 2018 2019 2020 712% Total Stockholders’ Equity Operating Income 388% $2,000 $752 $800 $1,753 $1,800 $700 $1,464 $1,600 $600 $1,400 $1,187 $478 $500 $1,200 $993 $389 $1,000 $400 $291 $800 $300 $234 $493 $600 $429 $154 $200 $140 $400 $216 $100 $200 $0 $0 2014 2015 2016 2017 2018 2019 2020 2014 2015 2016 2017 2018 2019 2020 12

Robust Free Cash Flow Generation and Conversion

Presidential Election Year 2016 OCF Buildup	Non-Election Year 2017 OCF Buildup	Midterm Election Year 2018 OCF Buildup	Non-Election Year 2019 OCF Buildup	Presidential Election Year 2020 OCF Buildup	2019 CHB 2020 Average
FCF Per Diluted Share $2.04 $4.75	FCF Per Diluted Share $2.32 $3.53	FCF Per Diluted Share $2.96 $5.32	FCF Per Diluted Share $2.72 $3.58	FCF Per Diluted Share $5.76	FCF Per Diluted Share $4.65
FCF as a Percentage of OCF 49% 50%	FCF as a Percentage of OCF 57% 44%	FCF as a Percentage of OCF 58% 58%	FCF as a Percentage of OCF 43% 50%	FCF as a Percentage of OCF 59%	FCF as a Percentage of OCF 55%

($ in millions)



$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$300(2)
$148
$44
$93
$15
$804
$400
$70
$52
$216
$66
$299(2)
$171
$35
$91
$2
$690
$301
$57
$52
$216
$64
$455(2)
$263
$56
$102
$34
$914
$534
$74
$52
$216
$38
$633(2)
$273
$69
$52
$216
$23
$718
$358
$69
$52
$216
$23
$942(2)
$559
$81
$52
$180
$70
$830
$458
$75
$52
$198
$47
CHB
2016
CHB
2017
CHB
2018
CHB
2019
2020
Average
19CHB/20
Taxes
Cash Interest excluding amortization of deferred financing costs/premiums (1)
Preferred Dividends
Capex
Free Cash Flow

(1) CHB interest expense for 2016, 2017, 2018 and 2019 estimated with incremental indebtedness and estimated cash interest relating to acquisition debt financing as if the acquisition debt financing had occurred on the first day of the period reported

(2) As reported OCF is equal to Broadcast Cash Flow less Cash Corporate Expenses plus Pension Expense less Pension Contributions

13

Successful Integration of Acquisitions And Meaningful Deleveraging

Financial Leverage Net of All Cash (as defined in our Senior Credit Facility)

Guidance YE 2021[1] Net Leverage Ratio:

Approximately 5.3x

Projected total debt (excluding preferred stock) net of all cash, assuming no M&A other than the Quincy Media and Meredith acquisitions on trailing 8-quarter basis


2.1x reduction in leverage 2014 through 2020
6.0x
3.4x
2.6x
4.8x
2.9x
1.9x
5.1x
4.3x
0.8x
4.2x
3.6x
0.6x
3.0x
3.0x
4.4x
2.4x
2.0x
3.95x
2.7x
1.2x
3.88x
2.7x
1.2x
2014
2015
2016
2017
2018
2019
2020
1Q2021

As of the respective period end:	2014	2015	2016	2017	2018	2019	2020	1Q2021
Total debt netting all cash (in millions)	$1,201[3]	$1,134	$1,456	$1,399	$1,154	$3,548	$3,262	$3,217
L8QA[4] OCF[2] (in millions)	$200	$235	$288	$336	$383	$816	$826	$829

Note: Financial leverage excludes preferred stock

(1) Secured debt netting all cash on hand as of the respective balance sheet date

(2) Operating Cash Flow ("OCF") as defined under the existing credit agreement, which includes adjustments for all transactions completed as of the respective balance sheet dates

(3) For 2014 and 2021, total debt netting all cash includes $10 million and $1 million in undrawn letters of credit, respectively

(4) Last eight quarter average OCF as calculated in the applicable quarterly compliance certificate

Unsecured Debt Netting All Cash / OCF[2]

Secured Debt Netting All Cash[1] / OCF[2]

14

Staggered Debt Maturity Profile No Maturities until 2024 ($ in Millions) $2,500 $300 Million Revolver Due Jan 2026 ($299 Million Undrawn; $1 Million Letter of Credit Issued) $299 Term Loan B Due Feb 2024 (L+225) $2,000 Term Loan C Due Jan 2026 (L+250) $4.0 Billion Total Senior Notes Due Jul 2026 (5.875%) Principal Amount of $1,500 $1,190 Senior Notes Due May 2027 (7.000%) Debt Outstanding at March 31, 2021 Senior Notes due October 2030 (4.750%) $1,000 $500 $800 $700 $750 $595 $0 2028/ 2030 2024 2025 2027 2021 2022 2023 2026 2029 Note: For illustrative purposes, excludes Incremental Term Loan B amortization 15Staggered Debt Maturity Profile No Maturities until 2024 ($ in Millions) $2,500 $300 Million Revolver Due Jan 2026 ($299 Million Undrawn; $1 Million Letter of Credit Issued) $299 Term Loan B Due Feb 2024 (L+225) $2,000 Term Loan C Due Jan 2026 (L+250) $4.0 Billion Total Senior Notes Due Jul 2026 (5.875%) Principal Amount of $1,500 $1,190 Senior Notes Due May 2027 (7.000%) Debt Outstanding at March 31, 2021 Senior Notes due October 2030 (4.750%) $1,000 $500 $800 $700 $750 $595 $0 2028/ 2030 2024 2025 2027 2021 2022 2023 2026 2029 Note: For illustrative purposes, excludes Incremental Term Loan B amortization 15

As Reported 1Q 2021

	Three Months Ended March 31,				
	2021	2020	% Change 2021 to 2020	2019	% Change 2021 to 2019
Revenue (less agency commissions):					
Broadcasting	$ 530	$ 515	3 %	$ 481	10 %
Production companies	14	19	(26)%	37	(62)%
Total revenue	$ 544	$ 534	2 %	$ 518	5 %
Political advertising revenue	$ 9	$ 36	(75)%	$ 3	200 %
Operating expenses (1):					
Broadcasting	$ 361	$ 335	8 %	$ 356	1 %
Production companies	$ 17	$ 19	(11)%	$ 35	(51)%
Corporate and administrative	$ 18	$ 15	20 %	$ 48	(63)%
Net income (loss)	$ 39	$ 53	(26)%	$ (18)	317 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 168	$ 181	(7)%	$ 123	37 %
Broadcast Cash Flow Less Cash Corporate Expenses	$ 153	$ 168	(9)%	$ 78	96 %
Free Cash Flow	$ 78	$ 85	(8)%	$ 17	359 %
Transaction related expenses inclded in operating expenses (3)					
Broadcasting	$ -	$ -		$ 36	
Production companies	$ -	$ -		$ -	
Corporate and administrative	$ 1	$ -		$ 32	

(1) Excludes depreciation, amortization and (gain) loss on disposal of assets.

(2) See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net income included elsewhere herein.

(3) Transaction Related Expenses are incremental expenses incurred specific to acquisitions and divestitures, including but not limited to, legal and professional fees, severance and incentive compensation and contract termination fees.

16

As Reported Year-End Year Ended December 31, % Change % Change 2020 to 2020 to 2020 2019 2019 2018 2018 (dollars in millions) Revenue (less agency commissions): 14% 114 % Broadcasting $ 2 ,320 $ 2 ,035 $ 1,084 Production companies 61 87 (30)% - Total revenue $ 2 ,381 $ 2,122 12% $ 1,084 120 % Political advertising revenue $ 430 $ 68 532% $ 155 177 % Operating expenses (1): Broadcasting $ 1,340 $ 1,325 1% $ 596 125% (30)% Production companies $ 52 $ 74 $ - (38)% 59 % Corporate and administrative $ 65 $ 104 $ 41 Net income $ 410 $ 179 129% $ 211 94 % Non-GAAP Cash Flow (2): Broadcast Cash Flow $ 999 $ 729 37% $ 493 103% 49% 107 % Broadcast Cash Flow Less Cash Corporate Expenses $ 945 $ 636 $ 457 105% 113 % Free Cash Flow $ 559 $ 273 $ 263 Transaction related expenses included in operating expenses (3): Broadcasting $ - $ 45 $ 3 Production companies $ - $ - $ - Corporate and administrative $ 1 $ 34 $ 8 (1) Excludes depreciation, amortization and (gain) loss on disposal of assets. (2) See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net income included elsewhere herein. (3) Transaction Related Expenses are incremental expenses incurred specific to acquisitions and divestitures, including but not limited to, legal and professional fees, severance and incentive compensation and contract termination fees. 17 17As Reported Year-End Year Ended December 31, % Change % Change 2020 to 2020 to 2020 2019 2019 2018 2018 (dollars in millions) Revenue (less agency commissions): 14% 114 % Broadcasting $ 2 ,320 $ 2 ,035 $ 1,084 Production companies 61 87 (30)% - Total revenue $ 2 ,381 $ 2,122 12% $ 1,084 120 % Political advertising revenue $ 430 $ 68 532% $ 155 177 % Operating expenses (1): Broadcasting $ 1,340 $ 1,325 1% $ 596 125% (30)% Production companies $ 52 $ 74 $ - (38)% 59 % Corporate and administrative $ 65 $ 104 $ 41 Net income $ 410 $ 179 129% $ 211 94 % Non-GAAP Cash Flow (2): Broadcast Cash Flow $ 999 $ 729 37% $ 493 103% 49% 107 % Broadcast Cash Flow Less Cash Corporate Expenses $ 945 $ 636 $ 457 105% 113 % Free Cash Flow $ 559 $ 273 $ 263 Transaction related expenses included in operating expenses (3): Broadcasting $ - $ 45 $ 3 Production companies $ - $ - $ - Corporate and administrative $ 1 $ 34 $ 8 (1) Excludes depreciation, amortization and (gain) loss on disposal of assets. (2) See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net income included elsewhere herein. (3) Transaction Related Expenses are incremental expenses incurred specific to acquisitions and divestitures, including but not limited to, legal and professional fees, severance and incentive compensation and contract termination fees. 17 17

Appendix: Non-GAAP Reconciliations, Disclaimers, and Definitions 18 18Appendix: Non-GAAP Reconciliations, Disclaimers, and Definitions 18 18

Non-GAAP Reconciliation

Reconciliation of Non-GAAP terms on As Reported Basis, in millions

	Three Months Ended March 31, 2021	2020	2019
Net income (loss)	$ 39	$ 53	$ (18)
Adjustments to reconcile from net income (loss) to Free Cash Flow:			
Depreciation	25	21	20
Amortization of intangible assets	26	26	29
Non-cash stock-based compensation	4	4	3
Non-cash 401(k) expense	1	-	-
Gain on disposal of assets, net	(4)	(6)	(10)
Miscellaneous expense (income), net	(1)	1	(3)
Interest expense	48	52	58
Income tax expense	15	18	3
Amortization of program broadcast rights	9	9	10
Payments for program broadcast rights	(9)	(10)	(14)
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock-based compensation	15	13	45
Broadcast Cash Flow	**168**	**181**	**123**
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock-based compensation	(15)	(13)	(45)
Broadcast Cash Flow Less Cash Corporate Expenses	**153**	**168**	**78**
Interest expense	(48)	(52)	(58)
Amortization of deferred financing costs	3	3	3
Preferred stock dividends	(13)	(13)	-
Common stock dividends	(8)	-	-
Purchases of property and equipment	(13)	(27)	(18)
Reimbursements of property and equipment purchases	4	6	12
Free Cash Flow	**$ 78**	**$ 85**	**$ 17**

19

Non-GAAP Reconciliation

Reconciliation of Non-GAAP terms on As Reported Basis, in millions

	Year Ended December 31, 2020	2019	2018	2017
Net income	$ 410	$ 179	$ 211	262
Adjustments to reconcile from net income to Free Cash Flow:				
Depreciation	96	80	54	52
Amortization of intangible assets	105	115	21	25
Non-cash stock-based compensation	16	16	7	8
Gain on disposal of assets, net	(29)	(54)	(17)	(74)
Miscellaneous expense (income), net	5	(4)	(6)	-
Interest expense	191	227	107	95
Loss on early extinguishment of debt	12	-	-	3
Income tax expense	134	76	77	(69)
Amortization of program broadcast rights	38	39	21	21
Non-cash 401(k) expense	6	5	4	-
Payments for program broadcast rights	(39)	(43)	(22)	(21)
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock-based compensation	54	93	36	27
Broadcast Cash Flow (1)	**999**	**729**	**493**	**329**
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock-based compensation	(54)	(93)	(36)	(27)
Broadcast Cash Flow Less Cash Corporate Expenses (1)	**945**	**636**	**457**	**302**
Contributions to pension plans	(3)	(3)	(2)	(3)
Interest expense	(191)	(227)	(107)	(95)
Amortization of deferred financing costs	11	11	5	4
Preferred stock dividends	(52)	(52)	-	-
Purchase of property and equipment	(110)	(110)	(70)	(35)
Reimbursements of property and equipment purchases	29	41	14	-
Income taxes paid, net of refunds	(70)	(23)	(34)	(2)
Free Cash Flow	**$ 559**	**$ 273**	**$ 263**	**$ 171**

(1) Amounts in 2017 have been reclassified to give effect to the implementation of ASU 2017-07.

20

Non-GAAP Reconciliation

Reconciliation of Non-GAAP terms on a Combined Historical Basis, in millions

	Year Ended December 31, 2019	2018	2017
Net income	$ 157	$ 288	$ 648
Adjustments to reconcile from net income to Free Cash Flow:			
Depreciation	81	86	86
Amortization of intangible assets	115	117	124
Non-cash stock-based compensation	16	15	14
Gain on disposal of assets, net	(35)	(7)	(155)
Miscellaneous (income) expense, net	(3)	4	1
Interest expense	227	227	227
Loss from early extinguishment of debt	-	-	5
Income tax (benefit) expense	76	74	(354)
Amortization of program broadcast rights	40	42	41
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	4	4	-
Payments for program broadcast rights	(44)	(42)	(41)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	92	72	54
Broadcast Transaction Related Expenses	45	3	3
Broadcast other adjustments	8	11	13
Broadcast Cash Flow (1)	**779**	**894**	**666**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(92)	(72)	(54)
Broadcast Cash Flow Less Cash Corporate Expenses (1)	**687**	**822**	**612**
Contributions to pension plans	(3)	(2)	(3)
Corporate Transaction Related Expenses	34	14	1
Synergies and other adjustments	-	80	80
Operating Cash Flow as Defined in Senior Credit Facility (1)	**718**	**914**	**690**
Interest expense	(227)	(227)	(227)
Amortization of deferred financing costs	11	11	11
Preferred dividends	(52)	(52)	(52)
Purchase of property and equipment	(110)	(88)	(57)
Reimbursement of purchases of property and equipment	41	14	-
Income taxes paid, net of refunds	(23)	(38)	(64)
Free Cash Flow	**$ 358**	**$ 534**	**$ 301**

(1) Amounts in 2017 have been reclassified to give effect to the implementation of ASU 2017-07.

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Reconciliation of Total Leverage Ratio (in millions) Eight Quarters Ended March 31, 2021 Net income $ 648 Adjustments to reconcile from net income to Operating Cash Flow as defined in our Senior Credit Agreement: Depreciation 181 Amortization of intangible assets 218 Non-cash stock-based compensation 32 Gain on disposal of assets, net (77) Interest expense 408 Loss on early extinguishment of debt 12 Income tax expense 221 Amortization of program broadcast rights 75 Common stock contributed to 401(k) plan 12 Payments for program broadcast rights (81) Pension benefit (2) Contributions to pension plans (6) Adjustments for stations acquired or divested, financings and expected synergies during the eight quarter period 2 Transaction Related Expenses 15 Operating Cash Flow as defined in our Senior Credit Agreement $ 1,658 Operating Cash Flow as defined in our Senior Credit Agreement, divided by two $ 829 March 31, 2021 Adjusted Total Indebtedness: Total outstanding principal, including current portion $ 4 ,035 Letters of credit outstanding 1 Cash (819) Adjusted Total Indebtedness, Net of All Cash $ 3,217 Total Leverage Ratio, Net of All Cash 3.88 22Reconciliation of Total Leverage Ratio (in millions) Eight Quarters Ended March 31, 2021 Net income $ 648 Adjustments to reconcile from net income to Operating Cash Flow as defined in our Senior Credit Agreement: Depreciation 181 Amortization of intangible assets 218 Non-cash stock-based compensation 32 Gain on disposal of assets, net (77) Interest expense 408 Loss on early extinguishment of debt 12 Income tax expense 221 Amortization of program broadcast rights 75 Common stock contributed to 401(k) plan 12 Payments for program broadcast rights (81) Pension benefit (2) Contributions to pension plans (6) Adjustments for stations acquired or divested, financings and expected synergies during the eight quarter period 2 Transaction Related Expenses 15 Operating Cash Flow as defined in our Senior Credit Agreement $ 1,658 Operating Cash Flow as defined in our Senior Credit Agreement, divided by two $ 829 March 31, 2021 Adjusted Total Indebtedness: Total outstanding principal, including current portion $ 4 ,035 Letters of credit outstanding 1 Cash (819) Adjusted Total Indebtedness, Net of All Cash $ 3,217 Total Leverage Ratio, Net of All Cash 3.88 22

Non-GAAP Terms From time to time, Gray supplements its financial results prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) by disclosing the non-GAAP financial measures Broadcast Cash Flow, Broadcast Cash Flow Less Cash Corporate Expenses, Operating Cash Flow as defined in Gray’s Senior Credit Agreement, Free Cash Flow and Total Leverage Ratio, Net of All Cash. These non-GAAP amounts are used by us to approximate the amount used to calculate key financial performance covenants contained in our debt agreements and are used with our GAAP data to evaluate our results and liquidity. These non-GAAP amounts may be provided on an As-Reported Basis as well as a Combined Historical Basis. “Broadcast Cash Flow” or “BCF” Net income or loss plus loss from early extinguishment of debt, non-cash corporate and administrative expenses, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses and broadcast other adjustments less any gain on disposal of assets, any miscellaneous income, any income tax benefits and payments for program broadcast rights. “Broadcast Cash Flow Less Cash Net income or loss plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation Corporate Expenses” and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses and broadcast other adjustments less any gain on disposal of assets, any miscellaneous income, any income tax benefits and payments for program broadcast rights. “Free Cash Flow” or “FCF” Net income or loss plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses, broadcast other adjustments, certain pension expenses, Corporate Transaction Related Expenses, synergies, other adjustments and amortization of deferred financing costs less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights, pension income, contributions to pension plans, preferred dividends, purchase of property and equipment (net of reimbursements) and income taxes paid (net of any refunds received). “Operating Cash Flow” or “OCF” Defined in our Senior Credit Agreement as net income or loss plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses, broadcast other adjustments, certain pension expenses, Corporate Transaction Related Expenses, synergies and other adjustments less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights, pension income and contributions to pension plans. “Total Leverage Ratio, Our Total Leverage Ratio, Net of All Cash is determined by dividing our Adjusted Total Indebtedness, Net of All Cash Net of All Cash” by our Operating Cash Flow as defined in our Senior Credit Agreement, divided by two. Our Adjusted Total Indebtedness, Net of All Cash represents the total outstanding principal of our long-term debt, plus certain other obligations as defined in our Senior Credit Agreement, less all cash (excluding restricted cash). Our Operating Cash Flow as defined in our Senior Credit Agreement, divided by two, represents our average annual Operating Cash Flow as defined in our Senior Credit Agreement for the preceding eight quarters. These non-GAAP terms are not defined in GAAP and our definitions may differ from, and therefore not be comparable to, similarly titled measures used by other companies, thereby limiting their usefulness. Such terms are used by management in addition to and in conjunction with results presented in accord-ance with 23 GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP.Non-GAAP Terms From time to time, Gray supplements its financial results prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) by disclosing the non-GAAP financial measures Broadcast Cash Flow, Broadcast Cash Flow Less Cash Corporate Expenses, Operating Cash Flow as defined in Gray’s Senior Credit Agreement, Free Cash Flow and Total Leverage Ratio, Net of All Cash. These non-GAAP amounts are used by us to approximate the amount used to calculate key financial performance covenants contained in our debt agreements and are used with our GAAP data to evaluate our results and liquidity. These non-GAAP amounts may be provided on an As-Reported Basis as well as a Combined Historical Basis. “Broadcast Cash Flow” or “BCF” Net income or loss plus loss from early extinguishment of debt, non-cash corporate and administrative expenses, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses and broadcast other adjustments less any gain on disposal of assets, any miscellaneous income, any income tax benefits and payments for program broadcast rights. “Broadcast Cash Flow Less Cash Net income or loss plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation Corporate Expenses” and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses and broadcast other adjustments less any gain on disposal of assets, any miscellaneous income, any income tax benefits and payments for program broadcast rights. “Free Cash Flow” or “FCF” Net income or loss plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses, broadcast other adjustments, certain pension expenses, Corporate Transaction Related Expenses, synergies, other adjustments and amortization of deferred financing costs less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights, pension income, contributions to pension plans, preferred dividends, purchase of property and equipment (net of reimbursements) and income taxes paid (net of any refunds received). “Operating Cash Flow” or “OCF” Defined in our Senior Credit Agreement as net income or loss plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses, broadcast other adjustments, certain pension expenses, Corporate Transaction Related Expenses, synergies and other adjustments less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights, pension income and contributions to pension plans. “Total Leverage Ratio, Our Total Leverage Ratio, Net of All Cash is determined by dividing our Adjusted Total Indebtedness, Net of All Cash Net of All Cash” by our Operating Cash Flow as defined in our Senior Credit Agreement, divided by two. Our Adjusted Total Indebtedness, Net of All Cash represents the total outstanding principal of our long-term debt, plus certain other obligations as defined in our Senior Credit Agreement, less all cash (excluding restricted cash). Our Operating Cash Flow as defined in our Senior Credit Agreement, divided by two, represents our average annual Operating Cash Flow as defined in our Senior Credit Agreement for the preceding eight quarters. These non-GAAP terms are not defined in GAAP and our definitions may differ from, and therefore not be comparable to, similarly titled measures used by other companies, thereby limiting their usefulness. Such terms are used by management in addition to and in conjunction with results presented in accord-ance with 23 GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP.

Disclaimers, Definitions, and Non-GAAP Financial Data This presentation contains certain forward looking statements that are based largely on Gray Television, Inc.’s (“Gray”, “Gray Television”, “GTN” or the “Company”) current expectations and reflect various estimates and assumptions by Gray. These statements may be identified by words such as “estimates”, “expect,” “anticipate,” “will,” “implied,” “assume” and similar expressions. Forward looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward looking statements. Such risks, trends and uncertainties which in some instances are beyond Gray’s control, include Gray’s inability to complete the integration of our acquisition of Quincy, the inability to achieve expected synergies therefrom on a timely basis or at all, estimates of future retransmission revenue, future expenses and other future events. Gray is subject to additional risks and uncertainties described in Gray’s quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the “Risk Factors,” and management’s discussion and analysis of financial condition and results of operations sections contained therein. Any forward looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management’s views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this presentation beyond the published date, whether as a result of new information, future events or otherwise. Combined Historical Basis reflects financial results that have been compiled by adding Gray’s historical revenue and broadcast expenses to the historical revenue and broadcast expenses of the stations acquired in the completed transactions and subtracting the historical revenues and broadcast expenses of stations divested in the completed transactions as if they had been acquired or divested, respectively, on January 1, 2016 (the beginning of the earliest period presented). Combined Historical Basis financial information does not include any adjustments for other events attributable to the completed transactions except “Broadcast Cash Flow,” “Broadcast Cash Flow Less Cash Corporate Expenses,” “Operating Cash Flow,” “Operating Cash Flow as Defined in the Senior Credit Agreement” and “Total Leverage Ratio, Net of All Cash” each give effect to expected synergies, and “Free Cash Flow” on a Combined Historical Basis gives effect to the financings and certain expected operating synergies related to the completed transactions. “Operating Cash Flow,” “Operating Cash Flow as Defined in the Senior Credit Agreement” and “Total Leverage Ratio, Net of All Cash” on a Combined Historical Basis also reflect the add-back of legal and other professional fees incurred in completing acquisitions. Certain of the Combined Historical Basis financial information has been derived from, and adjusted based on, unaudited, unreviewed financial information prepared by other entities, which Gray cannot independently verify. We cannot assure you that such financial information would not be materially different if such information were audited or reviewed and no assurances can be provided as to the accuracy of such information, or that our actual results would not differ materially from the Combined Historical Basis financial information if the completed transactions had been completed at the stated date. In addition, the presentation of Combined Historical Basis, “Broadcast Cash Flow,” “Broadcast Cash Flow Less Cash Corporate Expenses,” “Operating Cash Flow,” “Operating Cash Flow as Defined in the Senior Credit Agreement,” “Total Leverage Ratio, Net of All Cash,” “Free Cash Flow,” and the adjustments to such information, including expected synergies resulting from such transactions, may not comply with GAAP or the requirements for pro forma financial information under Regulation S-X under the Securities Act. 24Disclaimers, Definitions, and Non-GAAP Financial Data This presentation contains certain forward looking statements that are based largely on Gray Television, Inc.’s (“Gray”, “Gray Television”, “GTN” or the “Company”) current expectations and reflect various estimates and assumptions by Gray. These statements may be identified by words such as “estimates”, “expect,” “anticipate,” “will,” “implied,” “assume” and similar expressions. Forward looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward looking statements. Such risks, trends and uncertainties which in some instances are beyond Gray’s control, include Gray’s inability to complete the integration of our acquisition of Quincy, the inability to achieve expected synergies therefrom on a timely basis or at all, estimates of future retransmission revenue, future expenses and other future events. Gray is subject to additional risks and uncertainties described in Gray’s quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the “Risk Factors,” and management’s discussion and analysis of financial condition and results of operations sections contained therein. Any forward looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management’s views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this presentation beyond the published date, whether as a result of new information, future events or otherwise. Combined Historical Basis reflects financial results that have been compiled by adding Gray’s historical revenue and broadcast expenses to the historical revenue and broadcast expenses of the stations acquired in the completed transactions and subtracting the historical revenues and broadcast expenses of stations divested in the completed transactions as if they had been acquired or divested, respectively, on January 1, 2016 (the beginning of the earliest period presented). Combined Historical Basis financial information does not include any adjustments for other events attributable to the completed transactions except “Broadcast Cash Flow,” “Broadcast Cash Flow Less Cash Corporate Expenses,” “Operating Cash Flow,” “Operating Cash Flow as Defined in the Senior Credit Agreement” and “Total Leverage Ratio, Net of All Cash” each give effect to expected synergies, and “Free Cash Flow” on a Combined Historical Basis gives effect to the financings and certain expected operating synergies related to the completed transactions. “Operating Cash Flow,” “Operating Cash Flow as Defined in the Senior Credit Agreement” and “Total Leverage Ratio, Net of All Cash” on a Combined Historical Basis also reflect the add-back of legal and other professional fees incurred in completing acquisitions. Certain of the Combined Historical Basis financial information has been derived from, and adjusted based on, unaudited, unreviewed financial information prepared by other entities, which Gray cannot independently verify. We cannot assure you that such financial information would not be materially different if such information were audited or reviewed and no assurances can be provided as to the accuracy of such information, or that our actual results would not differ materially from the Combined Historical Basis financial information if the completed transactions had been completed at the stated date. In addition, the presentation of Combined Historical Basis, “Broadcast Cash Flow,” “Broadcast Cash Flow Less Cash Corporate Expenses,” “Operating Cash Flow,” “Operating Cash Flow as Defined in the Senior Credit Agreement,” “Total Leverage Ratio, Net of All Cash,” “Free Cash Flow,” and the adjustments to such information, including expected synergies resulting from such transactions, may not comply with GAAP or the requirements for pro forma financial information under Regulation S-X under the Securities Act. 24

Gray Television, Inc. 4370 Peachtree Rd., NE Atlanta, Georgia 30319 www.gray.tv 25Gray Television, Inc. 4370 Peachtree Rd., NE Atlanta, Georgia 30319 www.gray.tv 25